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                                                                    EXHIBIT 25.3

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

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                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-1973763
                       I.R.S. Employer Identification No.

                       300 East Delaware Avenue, 8th Floor
                           Wilmington, Delaware 19809
                    (Address of principal executive offices)

                               ALISON D.B. NADEAU
                      U.S. Bank Trust National Association
                               One Federal Street
                                Boston, MA 02110
                                 (617) 603-6553
            (Name, address and telephone number of agent for service)

AMR CORPORATION                                          AMERICAN AIRLINES, INC.
           (Exact name of Registrants as specified in their charters)

   DELAWARE                                                     DELAWARE
         (State or other jurisdiction of incorporation or organization)
  75-1825172                                                  13-1502798
                      (I.R.S. Employer Identification No.)
                                 P.O. BOX 619616
                     DALLAS/FT. WORTH AIRPORT, TX 75261-9616
                    (Address of Principal Executive Offices)

                            PASS-THROUGH CERTIFICATES
                       (TITLE OF THE INDENTURE SECURITIES)

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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

          a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Washington, D.C.

          b)   Whether it is authorized to exercise corporate trust powers.

                           Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

               None

ITEMS 3-15     Items 3-15 are not applicable because to the best of the
               Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

          1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

          2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

          3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to
               Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

          4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-84320.

          5.   Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to
               Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

          7. Report of Condition of the Trustee as of JUNE 30, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

          8.   Not applicable.

          9.   Not applicable

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                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Commonwealth of Massachusetts on the 20TH DAY OF OCTOBER 2003.

                                            U.S. BANK TRUST NATIONAL ASSOCIATION

                                            By: /s/ ALISON D.B. NADEAU
                                                --------------------------------
                                                ALISON D.B. NADEAU
                                                VICE PRESIDENT

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                                    EXHIBIT 7

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 6/30/2003
                                    ($000'S)

ASSETS
     Cash and Due From Depository Institutions                   $368,354
     Fixed Assets                                                   1,209
     Intangible Assets                                            121,311
     Other Assets                                                  29,546
                                                                 --------
         TOTAL ASSETS                                            $520,420

LIABILITIES
     Other Liabilities                                             14,194
                                                                 --------
     TOTAL LIABILITIES                                           $ 14,194

EQUITY
     Common and Preferred Stock                                     1,000
     Surplus                                                      505,932
     Undivided Profits                                               (706)
                                                                 --------
     TOTAL EQUITY CAPITAL                                        $506,226

TOTAL LIABILITIES AND EQUITY CAPITAL                             $520,420

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